                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:

           End of Period Collection Account Balance as of Prior Payment Date:                                            717,612.70
           Available Funds:
                   Contract Payments due and received in this period                                                   7,348,802.01
                   Contract Payments due in prior period(s) and received in this period                                  613,411.67
                   Contract Payments received in this period for next period                                             194,861.78
                   Sales, Use and Property Tax, Maintenance, Late Charges                                                181,314.86
                   Prepayment Amounts related to early termination in this period                                      2,468,178.18
                   Servicer Advance                                                                                      937,754.79
                   Proceeds received from recoveries on previously Defaulted Contracts                                         0.00
                   Transfer from Reserve Account                                                                          10,018.02
                   Interest earned on Collection Account                                                                  10,218.12
                   Interest earned on Affiliated Account                                                                   1,129.43
                   Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                 0.00
                   Amounts paid per Contribution and Servicing Agreement Section 7.01
                   (Substituted contract < Predecessor contract)                                                               0.00
                   Amounts paid under insurance policies                                                                       0.00
                   Any other amounts                                                                                           0.00
                                                                                                                      -------------
           Total Available Funds                                                                                      12,483,301.56
           Less: Amounts to be Retained in Collection Account                                                            586,620.95
                                                                                                                      -------------
           AMOUNT TO BE DISTRIBUTED                                                                                   11,896,680.61
                                                                                                                      =============


           DISTRIBUTION OF  FUNDS:

                  1.      To Trustee -  Fees                                                                                   0.00
                  2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                     613,411.67
                  3.      To Noteholders (For Servicer Report immediately following the Final
                          Additional Closing Date)

                              a) Class A1 Principal and Interest                                                       8,207,117.33
                              a) Class A2 Principal (distributed after A1 Note matures) and Interest                     133,428.75
                              a) Class A3 Principal (distributed after A2 Note matures) and Interest                     357,765.00
                              a) Class A4 Principal (distributed after A3 Note matures) and Interest                     517,178.81
                              b) Class B Principal and Interest                                                          159,410.66
                              c) Class C Principal and Interest                                                          321,525.99
                              d) Class D Principal and Interest                                                          216,550.65
                              e) Class E Principal and Interest                                                          295,085.99

                  4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                              0.00
                  5.      To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                              a) Residual Interest (Provided no Restricting or Amortization Event in effect)             345,395.72
                              b) Residual Principal (Provided no Restricting or Amortization Event in effect)            277,467.74
                              c)  Reserve Account Distribution (Provided no Restricting or
                                  Amortization Event in effect)                                                           10,018.02
                  6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                          Any Other Amounts                                                                              192,662.41
                  7.      To Servicer, Servicing Fee and other Servicing Compensations                                   249,661.87
                                                                                                                      -------------
           TOTAL FUNDS DISTRIBUTED                                                                                    11,896,680.61
                                                                                                                      =============
           End of Period Collection Account Balance {Includes Payments in Advance &
           Restricting Event Funds (if any)}                                                                             586,620.95
                                                                                                                      =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $6,443,748.69
    - Add Investment Earnings                                                                                             10,018.02
    - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                           0.00
    - Less Distribution to Certificate Account                                                                            10,018.02
                                                                                                                      -------------
End of period balance                                                                                                 $6,443,748.69
                                                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $6,443,748.69
                                                                                                                      =============


                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002




III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Pool A                                                              270,489,632.65
                          Pool B                                                               81,036,829.75
                                                                                              --------------
                                                                                                                      351,526,462.40
Class A Overdue Interest, if any                                                                        0.00
Class A Monthly Interest - Pool A                                                                 828,119.57
Class A Monthly Interest - Pool B                                                                 248,098.92

Class A Overdue Principal, if any                                                                       0.00
Class A Monthly Principal - Pool A                                                              5,506,617.80
Class A Monthly Principal - Pool B                                                              2,632,653.60
                                                                                              --------------
                                                                                                                        8,139,271.40
Ending Principal Balance of the Class A Notes
                          Pool A                                                              264,983,014.85
                          Pool B                                                               78,404,176.15
                                                                                              --------------
                                                                                                                      --------------
                                                                                                                      343,387,191.00
                                                                                                                      ==============

-----------------------------------------------------------------------------------------------------
Interest Paid Per $1,000               Principal Paid Per $1,000                Ending Principal
Original Face $378,036,000             Original Face $378,036,000               Balance Factor
                $2.846868                              $21.530414               90.834521%
-----------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                                             35,490,462.40
                          Class A2                                                             59,500,000.00
                          Class A3                                                            122,000,000.00
                          Class A4                                                            134,536,000.00
                                                                                              --------------

Class A Monthly Interest                                                                                              351,526,462.40
                          Class A1 (Actual Number Days/360)                                        67,845.93
                          Class A2                                                                133,428.75
                          Class A3                                                                357,765.00
                          Class A4                                                                517,178.81
                                                                                              --------------

Class A Monthly Principal
                          Class A1                                                              8,139,271.40
                          Class A2                                                                      0.00
                          Class A3                                                                      0.00
                          Class A4                                                                      0.00
                                                                                              --------------
                                                                                                                        8,139,271.40
Ending Principal Balance of the Class A Notes
                          Class A1                                                             27,351,191.00
                          Class A2                                                             59,500,000.00
                          Class A3                                                            122,000,000.00
                          Class A4                                                            134,536,000.00
                                                                                              --------------
                                                                                                                      --------------
                                                                                                                      343,387,191.00
                                                                                                                      ==============


Class A1

-----------------------------------------------------------------------------------------------------
Interest Paid Per $1,000               Principal Paid Per $1,000                 Ending Principal
Original Face $62,000,000              Original Face $62,000,000                 Balance Factor
              $  1.094289                           $ 131.278571                  44.114824%
-----------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
          Pool A                                                                      4,607,903.04
          Pool B                                                                      1,380,495.99
                                                                                      ------------
                                                                                                          5,988,399.03

     Class B Overdue Interest, if any                                                         0.00
     Class B Monthly Interest - Pool A                                                   15,970.22
     Class B Monthly Interest - Pool B                                                    4,784.57
     Class B Overdue Principal, if any                                                        0.00
     Class B Monthly Principal - Pool A                                                  93,807.52
     Class B Monthly Principal - Pool B                                                  44,848.35
                                                                                      ------------
                                                                                                            138,655.87
     Ending Principal Balance of the Class B Notes
          Pool A                                                                      4,514,095.52
          Pool B                                                                      1,335,647.64
                                                                                      ------------        ------------
                                                                                                          5,849,743.16
                                                                                                          ============

     ---------------------------------------------------------------------------------
     Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
     Original Face $6,440,000        Original Face $6,440,000         Balance Factor
            $3.222793                       $21.530415                  90.834521%
     ---------------------------------------------------------------------------------


VI.  CLASS C NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class C Notes
          Pool A                                                                      9,222,961.21
          Pool B                                                                      2,763,135.62
                                                                                      ------------
                                                                                                          11,986,096.83

     Class C Overdue Interest, if any                                                         0.00
     Class C Monthly Interest - Pool A                                                   33,855.95
     Class C Monthly Interest - Pool B                                                   10,143.01
     Class C Overdue Principal, if any                                                        0.00
     Class C Monthly Principal - Pool A                                                 187,760.70
     Class C Monthly Principal - Pool B                                                  89,766.33
                                                                                      ------------
                                                                                                             277,527.03
     Ending Principal Balance of the Class C Notes
          Pool A                                                                      9,035,200.51
          Pool B                                                                      2,673,369.29
                                                                                      ------------        -------------
                                                                                                          11,708,569.80
                                                                                                          =============

     ---------------------------------------------------------------------------------
     Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
     Original Face $12,890,000       Original Face $12,890,000        Balance Factor
            $3.413418                       $21.530413                  90.834521%
     ---------------------------------------------------------------------------------

                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                            6,146,255.77
                                          Pool B                                            1,841,375.87
                                                                                            -------------
                                                                                                                 7,987,631.64

           Class D Overdue Interest, if any                                                         0.00
           Class D Monthly Interest - Pool A                                                   24,318.69
           Class D Monthly Interest - Pool B                                                    7,285.71
           Class D Overdue Principal, if any                                                        0.00
           Class D Monthly Principal - Pool A                                                 125,125.24
           Class D Monthly Principal - Pool B                                                  59,821.01
                                                                                            -------------
                                                                                                                   184,946.25
           Ending Principal Balance of the Class D Notes
                                          Pool A                                            6,021,130.53
                                          Pool B                                            1,781,554.86
                                                                                            -------------
                                                                                                                 -------------
                                                                                                                 7,802,685.39
                                                                                                                 =============

           -------------------------------------------------------------------------
           Interest Paid Per $1,000  Principal Paid Per $1,000     Ending Principal
           Original Face $8,590,000   Original Face $8,590,000       Balance Factor
                     $     3.679208          $       21.530413           90.834521%
           -------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                                            7,684,608.49
                                          Pool B                                            2,302,255.74
                                                                                            -------------
                                                                                                                 9,986,864.23

           Class E Overdue Interest, if any                                                         0.00
           Class E Monthly Interest - Pool A                                                   49,130.26
           Class E Monthly Interest - Pool B                                                   14,719.09
           Class E Overdue Principal, if any                                                        0.00
           Class E Monthly Principal - Pool A                                                 156,442.97
           Class E Monthly Principal - Pool B                                                  74,793.67
                                                                                            -------------
                                                                                                                   231,236.64
           Ending Principal Balance of the Class E Notes
                                          Pool A                                            7,528,165.52
                                          Pool B                                            2,227,462.07
                                                                                            -------------
                                                                                                                 -------------
                                                                                                                 9,755,627.59
                                                                                                                 =============

           --------------------------------------------------------------------------
            Interest Paid Per $1,000   Principal Paid Per $1,000    Ending Principal
           Original Face $10,740,000   Original Face $10,740,000      Balance Factor
                      $     5.945005           $       21.530413          90.834521%
           --------------------------------------------------------------------------

                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE


    Beginning Residual Principal Balance
       Pool A                                  9,220,990.82
       Pool B                                  2,762,545.30
                                               ------------
                                                                   11,983,536.12

    Residual Interest - Pool A                   267,997.34
    Residual Interest - Pool B                    77,398.38
    Residual Principal - Pool A                  187,720.59
    Residual Principal - Pool B                   89,747.15
                                               ------------
                                                                      277,467.74
    Ending Residual Principal Balance
       Pool A                                  9,033,270.23
       Pool B                                  2,672,798.15
                                               ------------        -------------
                                                                   11,706,068.38
                                                                   =============

X.  PAYMENT TO SERVICER

    - Collection period Servicer Fee                                  249,661.87
    - Servicer Advances reimbursement                                 613,411.67
    - Tax, Maintenance, Late Charges,
      Bank Interest and other amounts                                 192,662.41
                                                                   -------------
    Total amounts due to Servicer                                   1,055,735.95
                                                                   =============


                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                             307,372,351.98

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                0.00

        Decline in Aggregate Discounted Contract Balance                                                            6,257,474.82

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          ---------------
           ending of the related Collection Period                                                                301,114,877.16
                                                                                                                  ===============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                          4,632,214.19

            - Principal portion of Prepayment Amounts                                                1,625,260.63

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                    0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                         0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                  0.00

                                                                                                     -------------
                                            Total Decline in Aggregate Discounted Contract Balance   6,257,474.82
                                                                                                     =============


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                              92,086,638.27

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                0.00

        Decline in Aggregate Discounted Contract Balance                                                            2,991,630.10

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          ---------------
           ending of the related Collection Period                                                                 89,095,008.17
                                                                                                                  ===============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                           2,159,833.19

            - Principal portion of Prepayment Amounts                                                  831,796.91

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                    0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                         0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                  0.00

                                                                                                     -------------
                                            Total Decline in Aggregate Discounted Contract Balance   2,991,630.10
                                                                                                     =============

                                                                                                                  ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 390,209,885.33
                                                                                                                  ===============

                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
           POOL A                                                                                                   Predecessor
                                                                            Discounted           Predecessor        Discounted
           Lease #                   Lessee Name                            Present Value        Lease #            Present Value
           --------------------------------------------------------         -------------        -------------      -------------
                                     NONE






                                                                            -------------                            ---------------
                                                            Totals:                 $0.00                                      $0.00

           a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
           b) ADCB OF POOL A AT CLOSING DATE                                                                         $323,844,130.83
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                               YES             NO     X
                                                                                                  ----------             --------


           POOL B                                                                                                   Predecessor
                                                                            Discounted           Predecessor        Discounted
           Lease #                   Lessee Name                            Present Value        Lease #            Present Value
           --------------------------------------------------------         -------------        -------------      -------------
                                     NONE








                                                                            --------------                            --------------
                                                             Totals:                 $0.00                                     $0.00


           a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
           b) ADCB OF POOL B AT CLOSING DATE                                                                         $105,739,115.35
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                      0.00%

           * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS),
             THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                               YES             NO     X
                                                                                                  ----------             --------

                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING

                                                                                                            Predecessor
                                                   Discounted                   Predecessor                 Discounted
     Lease #          Lessee Name                  Present Value                Lease #                     Present Value
     -----------------------------                 -------------                ------------                --------------
                      NONE                                                                                           $0.00









                                                  --------------                                            --------------
                                         Totals:           $0.00                                                     $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                                     $323,844,130.83
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of
   Predecessor Receivables                                                      $0.00
b) Total discounted Contract Balance of
   Substitute Receivables                                                       $0.00
c) If (a) > (b), amount to be deposited in
   Collection Account per Contribution &
   Servicing Agreement Section 7.02                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                                                       YES          NO   X
                                                                                ----------  --------

  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                            Predecessor
                                                   Discounted                   Predecessor                 Discounted
     Lease #          Lessee Name                  Present Value                Lease #                     Present Value
     -----------------------------                 -------------                ------------                --------------
                      NONE                                                                                           $0.00



                                                  --------------                                           ---------------
                                         Totals:           $0.00                                                     $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                                     $105,739,115.35
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
       (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR
       A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                 $0.00
b) Total discounted Contract Balance of Substitute Receivables                  $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                                               YES          NO   X
                                                                                ----------  --------

                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002



XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT GREATER THAN 90 DAYS                                  TOTAL OUTSTANDING CONTRACTS
   This Month                                          2,810,302.32           This Month                         390,209,885.33
   1 Month Prior                                       2,652,883.90           1 Month Prior                      399,458,990.25
   2 Months Prior                                      2,391,827.48           2 Months Prior                     410,014,796.71

   Total                                               7,855,013.70           Total                            1,199,683,672.29

   A) 3 MONTH AVERAGE                                  2,618,337.90           B) 3 MONTH AVERAGE                 399,894,557.43

   c) a/b                                                     0.65%


2. Does a Delinquency Condition Exist (1c greater than 6% )?

         Yes                                          No           X
            --------------------------------             ----------------------

3. Restricting Event Check

A. A Delinquency Condition exists for current period?

         Yes                                          No           X
            --------------------------------             ----------------------

B. An Indenture Event of Default has occurred and is then continuing?

         Yes                                          No           X
            --------------------------------             ----------------------


4. Has a Servicer Event of Default occurred?

        Yes                                           No           X
            --------------------------------             ----------------------

5. Amortization Event Check

  A. Is 1c  greater than 8%?

        Yes                                           No           X
            --------------------------------             ----------------------

  B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation not remedied within 90 days?

        Yes                                           No           X
           --------------------------------             ----------------------

  C. As of any Determination date, the sum of all defaulted contracts since the Closing date exceeds 6% of the ADCB on the Closing Date?

        Yes                                           No           X
           --------------------------------             ----------------------

6. Aggregate Discounted Contract Balance
   at Closing Date                                    Balance   $429,583,246.18
                                                                ---------------

   DELINQUENT LEASE SUMMARY

      Days Past Due                          Current Pool Balance                    # Leases
      -------------                          --------------------                    --------
            31 - 60                                 13,077,866.24                          39
            61 - 90                                  1,032,300.07                          11
           91 - 180                                  2,810,302.32                          18



Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization